UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:	637 Davis Drive, Morrisville, NC 27560
Registrant’s telephone number, including area code:	(919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Effective May 24, 2007, Thomas H. Waechter ceased serving in the position of Chief Operating Officer of Harris Stratex Networks, Inc. (the “Company”). Mr. Waechter’s employment with the Company will terminate on June 7, 2007.
A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Stratex Networks, Inc. on May 25, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
By:	/s/ Sarah A. Dudash
	Name:	Sarah A. Dudash
	Title:	Chief Financial Officer

Date: May 25, 2007

EXHIBIT INDEX

Exhibit No. Under
Regulation S-K,
Item 601	Description
99.1	Press Release, issued by Harris Stratex Networks, Inc. on May 25, 2007